UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Insight Select Income Fund

(Class A: CPUAX)

(Class C: CPUCX)

(Class I: CPUIX)

(Class Y: CPUYX)

ANNUAL REPORT

JUNE 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (888) 966-9661 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (888) 966-9661 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

AAM/Insight Select Income Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	23
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	27
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	41
Supplemental Information	42
Expense Example	49

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Insight Select Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609. 853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM/Insight Select Income Fund

Annual Shareholder Letter: June 30, 2020

Dear Shareholders and Directors of the AAM/Insight Select Income Fund:

For the fiscal year ending June 30, 2020, the AAM/Insight Select Income Fund Class A returned 7.97% and 4.74% including applicable sales charges, Class C returned 7.21% and Class I returned 8.29%1. The Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index2, returned 9.07%.

The events of the fiscal year were dominated by the global pandemic, COVID – 19, from late February onwards. The rapid change in economic fundamentals and uncertainty and an unprecedented monetary and fiscal response.

Prior to the economic shock in March 2020, the US credit markets had largely enjoyed a strong run, particularly as the Federal Reserve (The “Fed”) had already pivoted to a somewhat dovish stance to ‘sustain the expansion’ and geopolitical concerns around trade and Brexit had died down.

In fact, at start of 2020, the stage had been set for a continuation of trend-growth in the US and our positioning reflected this expectation. The pandemic was an unprecedented exogenous shock to US and global markets.

In March, volatility eclipsed the level reached during the Global Financial Crisis. US equities entered the sharpest bear market ever, twice delivering record declines outside of only Black Tuesday 1929 and Black Monday 1987. US investment grade credit spreads widened fourfold at their widest levels.

The environment created a liquidity crisis as investors sold their most liquid assets to meet margin calls, while corporates and others drew down their outstanding credit facilities. The crisis even impacted liquidity in off-the-run Treasuries. Treasury yields fell dramatically, at one point the entire curve yielded less than 1%, although longer-dated yields later retraced.

Credit spreads reached their widest levels since the 2008 global financial crisis in March, leaving an attractive opportunity for long-term investors. A number of downgrades occurred, including large BBB capital structures such as Ford, Kraft Heinz and Occidental Petroleum.

In response to this economic shock, the monetary and fiscal policy response intended to help calm markets and to dampen the severity of the economic damage was equally unprecedented.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

On the monetary front, the Fed delivered 150 basis points (0.01% of 1%) of emergency rate cuts (bringing the lower end of its target range to 0%), announced ‘unlimited’ Treasury and MBS purchases, brought back the 2008-era Term Asset-Backed Securities Loan Facility (TALF) and introduced two programs for purchasing corporate debt for the first time. To address liquidity conditions, it also provided $3.5 trillion of repo market operations for March alone and lowered its discount window for banks.

The Fed purchased well over $2 trillion of securities in a matter of weeks, eclipsing entire past quantitative easing programs that lasted months. Additionally, asset purchases expanded beyond Treasury and agency securities with the introduction of tools such as the Secondary Market Corporate Credit Facility. These policy measures combined with the tremendous fiscal support provided by the CARES act bolstered risk sentiment even as unemployment remains high and economic activity remains depressed.

On the fiscal side, Congress delivered a $2.1 trillion stimulus package, including $350 billion loans to small business (forgivable if payroll is retained), expanded jobless benefits, $500 billion of funding to the economy, $150 billion in hospital aid and stimulus checks for individuals and families.

Policy actions resulted in US economic activity bottoming during April. This was reflected in the May non-farm payroll data which showed over 20 million jobs lost, effectively erasing all the jobs gained over the past 10 years. However, June payrolls showed job gains as the effects of fiscal stimulus were felt in the economy, and lockdowns began to ease. The US 10-year Treasury bond finished the quarter at 0.66%, almost exactly where it was at the end of March. It moved in tandem with risk sentiment with the yield closing as high at 0.90% after the surprisingly positive June employment data.

The second quarter of 2020 was one of the best in history for investment grade corporates and risk assets in general. The Bloomberg Barclay’s Corporate Bond Index returned 8.98% and experienced 121 basis points of spread tightening finishing the period at 150 basis points, although still some way off pre-COVID-19 levels.

High yield corporates, represented by the Bloomberg Barclays US Corporate High Yield Index, also had a strong second quarter, returning 10.2% with spreads tightening about 250 basis points. Yet, high yield spreads remain elevated relative to history as the market expects increased defaults and continued economic uncertainty driven by the pandemic. Equity market volatility as measured by the VIX index has remained elevated despite the S&P 500 having rebounded from first quarter lows while the Nasdaq reached a new record high.

Companies have taken advantage of the low interest rate environment to shore up their balance sheets for the months ahead. New issue supply was in excess of $250 billion in March 2020 alone, far higher than the previous monthly record of $178 billion in May 2016. April following on a similar path with another $290 billion of investment grade issuance. The high yield market also had a record setting month of issuance with $58 billion in supply during June. Conversely, the securitized markets experienced depressed levels of new issuance, which benefitted some of the Fund’s higher quality legacy holdings.

Amid this backdrop, the primary driver of the Fund’s performance relative to the Bloomberg Barclay’s US Credit Index, were overweight allocations to midstream energy, utility, as well as out of benchmark investments within the securitized sector. During the recent period of strong credit performance, the Fund was able to capture significant spread tightening as risk markets recovered. As such, the Fund’s allocation to high yield corporates also added to returns. Security selection as a whole was positive particularly within the Fund’s high yield allocation.

Duration and yield curve plays are usually not a major driver of performance, and that continues to be true. However, the Fund was positioned for a flatter yield curve while the curve steepened during the quarter, slightly detracting from performance.

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding US Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long-term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability.

1.	Sales charges do not apply the Class I shares.

2.	The index is the Bloomberg Barclays U.S. Credit Index. The Barclays US Credit Bond Index represents publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC registered. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both US and non-US corporations. The noncorporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. An investment cannot be made directly in a market index.

The views in this letter were as of June 30, 2020 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

The views expressed in this Annual Shareholder Letter are the views of Insight North America LLC, the sub-advisor to the AAM/Insight Select Income Fund (the “Fund”) through June 30, 2020 and are subject to change based on market and other conditions. The Annual Shareholder letter is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. Any such offer may be made only by the Fund’s prospectus. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Fund’s investment sub-advisor is Insight North America LLC (INA). INA is part of ‘Insight’ or ‘Insight Investment’, the corporate brand for certain asset management companies operated by Insight Investment Management Limited including, among others, Insight Investment Management (Global) Limited and Insight Investment International Limited. This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Index Definitions: S&P 500 Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange. The types of securities in the index include American depositary receipts, common stocks, real estate investment trusts (REITs), among others. Bloomberg Barclays US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. Chicago Board Options Exchange's Volatility Index (VIX) measures the market’s expectation of future volatility. The VIX Index is based on options of the S&P 500 Index. It is not possible to invest directly in an index. Bloomberg Barclays High US Corporate High Yield Index measures USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.

Definitions: A high-yield bond spread, also known as a credit spread, is the difference in the yield on high-yield bonds and a benchmark bond measure, such as investment-grade or Treasury bonds. Investment grade is a rating that signifies a municipal or corporate bond presents a relatively low risk of default. Different bond rating firms use different designations, consisting of the upper- and lower-case letters "A" and "B," to identify a bond's credit quality rating. Duration is a measure of sensitivity of a bond's or fixed income portfolio's price to changes in interest rates. Yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates.

Investment Risks: All investments are subject to risks including the potential loss of principal. The Fund’s principal risks are outlined below. More information about these risks may be found in the Fund’s prospectus. Fixed income securities decrease in value if interest rates rise. The Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices. High yield bonds (“junk bonds”) involve greater risks of default, downgrade, or price declines. Convertible securities and warrants are subject to potentially greater volatility than the general market. Foreign securities may be more volatile than the securities of U.S. issuers because of economic and other conditions. These risks are heightened in emerging markets. Investments denominated in foreign currencies are subject to changes in value relative to the U.S. dollar. Real Estate Investment Trusts (REITs) are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Master Limited Partnership Units (MLPs) risk includes the risks associated with a similar investment in equity securities. Additional risks include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk. Securities lending involves certain potential risks, primarily counterparty, market, liquidity and reinvestment risks.

AAM is an SEC-registered investment advisor and member FINRA/SIPC. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Insight.

Distributor: IMST Distributors, LLC.

Not FDIC Insured – No Bank Guarantee – May Lose Value

AAM/Insight Select Income Fund

FUND PERFORMANCE at June 30, 2020 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays Credit Bond Index and the Bloomberg Barclays Aggregate Bond Index. The Fund’s official benchmark is the Bloomberg Barclays Credit Bond Index. The Bloomberg Barclays Aggregate Bond Index is included for comparison purposes. The performance graph above is shown for the Fund’s Class I shares; Class A shares, Class C and Class Y shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year. The Bloomberg Barclays Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2020	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	7.97%	5.21%	4.32%	04/19/13
Class C2	7.21%	4.47%	3.56%	04/19/13
Class I3	8.29%	5.53%	4.59%	04/19/13
Class Y3	8.34%	-	4.59%	10/31/17
After deducting maximum sales charge
Class A1	4.74%	4.58%	3.87%	04/19/13
Class C2	6.21%	4.47%	3.56%	04/19/13
Bloomberg Barclays Credit Bond Index	9.07%	5.54%	4.27%	04/19/13
Bloomberg Barclays Aggregate Bond Index	8.74%	4.30%	3.39%	04/19/13

[1]	Maximum sales charge for Class A shares is 3.00%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.

[3]	Class I and Y shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current Performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

AAM/Insight Select Income Fund

FUND PERFORMANCE at June 30, 2020 (Unaudited) – Continued

Gross and net expense ratios for Class A shares were 1.17% and 0.84%, respectively, for Class C shares were 1.89% and 1.56%, respectively, for Class I shares were 0.86% and 0.53%, respectively, and for Class Y shares were 0.83% and 0.50%, respectively, which were stated in the current prospectus dated November 01, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.85%, 1.60%, 0.60%, and 0.50% of the average daily net assets of the Class A, Class C, Class I and Class Y shares of the Fund, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until October 31, 2029, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2020

Principal Amount		Value
	ASSET-BACKED SECURITIES — 8.1%
$92,780	Angel Oak Mortgage Trust I LLC Series 2019-2, Class A1, 3.63%, 3/25/2049[1,2,3]	$95,061
270,000	Antares CLO Ltd. Series 2017-1A, Class C, 4.24% (3-Month USD Libor+310 basis points), 7/20/2028[1,2,4]	255,620
240,000	Arbor Realty Collateralized Loan Obligation Ltd. Series 2017-FL3, Class A, 1.17% (1-Month USD Libor+99 basis points), 12/15/2027[1,2,4]	234,528
180,000	Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A, 2.63%, 12/20/2021[1,2]	179,978
102,498	CLI Funding LLC Series 2018-1A, Class A, 4.03%, 4/18/2043[1,2]	103,835
1,118,060	Commonbond Student Loan Trust Series 2019-AGS, Class A1, 2.54%, 1/25/2047[1,2]	1,161,068
	DRB Prime Student Loan Trust
35,148	Series 2016-B, Class A2, 2.89%, 6/25/2040[1,2]	35,857
291,396	Series 2017-A, Class A2B, 2.85%, 5/27/2042[1,2]	299,258
	DT Auto Owner Trust
115,576	Series 2019-3A, Class A, 2.55%, 8/15/2022[1,2]	116,171
231,865	Series 2018-2A, Class C, 3.67%, 3/15/2024[1,2]	233,783
1,250,000	Flatiron CLO Ltd. Series 2018-1A, Class C, 2.84% (3-Month USD Libor+170 basis points), 4/17/2031[1,2,4]	1,172,450
1,500,000	Fortress Credit Opportunities IX CLO Ltd. Series 2017-9A, Class A1T, 1.94% (3-Month USD Libor+155 basis points), 11/15/2029[1,2,4]	1,465,973
	Golub Capital Partners CLO Ltd.
290,000	Series 2017-19RA, Class B, 3.54% (3-Month USD Libor+255 basis points), 7/26/2029[1,2,4]	285,976
850,000	Series 2018-36A, Class C, 2.64% (3-Month USD Libor+210 basis points), 2/5/2031[1,2,4]	689,239
250,000	Series 2020-47A, Class C1, 3.55% (3-Month USD Libor+325 basis points), 5/5/2032[1,2,4]	213,473
261,388	Hunt CRE Ltd. Series 2017-FL1, Class A, 1.18% (1-Month USD Libor+100 basis points), 8/15/2034[1,2,4]	256,371
250,000	IVY Hill Middle Market Credit Fund XII Ltd. Series 12A, Class B, 4.14% (3-Month USD Libor+300 basis points), 7/20/2029[1,2,4]	221,293
189,240	Lanark Master Issuer PLC Series 2019-1A, Class 1A1, 1.13% (3-Month USD Libor+77 basis points), 12/22/2069[1,2,4]	189,352
418,326	Laurel Road Prime Student Loan Trust Series 2017-C, Class A2B, 2.81%, 11/25/2042[1,2]	428,156
200,000	LoanCore Ltd. Series 2018-CRE1, Class A, 1.31% (1-Month USD Libor+113 basis points), 5/15/2028[1,2,4]	198,055
	NextGear Floorplan Master Owner Trust

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$465,000	Series 2019-1A, Class A2, 3.21%, 2/15/2024[1,2]	$469,330
588,000	Series 2019-2A, Class A2, 2.07%, 10/15/2024[1,2]	579,194
69,794	SCF Equipment Leasing LLC Series 2017-2A, Class A, 3.41%, 12/20/2023[1,2]	69,968
	SMB Private Education Loan Trust
195,451	Series 2017-B, Class A2B, 0.93% (1-Month USD Libor+75 basis points), 10/15/2035[1,2,4]	193,505
1,025,000	Series 2019-B, Class A2B, 1.18% (1-Month USD Libor+100 basis points), 6/15/2037[1,2,4]	1,002,140
	Sofi Consumer Loan Program LLC
65,138	Series 2017-3, Class A, 2.77%, 5/25/2026[1,2]	65,521
1,500,000	Series 2017-4, Class B, 3.59%, 5/26/2026[1,2,3]	1,503,568
	Sofi Consumer Loan Program Trust
288,000	Series 2018-1, Class B, 3.65%, 2/25/2027[1,2]	289,736
758,140	Series 2019-4, Class A, 2.45%, 8/25/2028[1,2]	766,510
42,504	Sofi Professional Loan Program LLC Series 2019-A, Class A1FX, 3.18%, 6/15/2048[1,2]	42,781
60,800	TAL Advantage V LLC Series 2013-1A, Class A, 2.83%, 2/22/2038[1,2]	60,423
123,809	Textainer Marine Containers V Ltd. Series 2017-1A, Class A, 3.72%, 5/20/2042[1,2]	122,921
622,810	Thunderbolt III Aircraft Lease Ltd. Series 2019-1, Class A, 3.67%, 11/15/2039[2]	554,244
223,837	Triton Container Finance IV LLC Series 2017-2A, Class A, 3.62%, 8/20/2042[1,2]	222,708
587,301	U.S. Airways 2013-1 Class B Pass-Through Trust 5.38%, 5/15/2023	477,075
113,802	VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 7/20/2033[1,2]	112,546
694,765	Willis Engine Structured Trust IV Series 2018-A, Class A, 4.75%, 9/15/2043[1,2,5]	524,492
	TOTAL ASSET-BACKED SECURITIES
	(Cost $15,612,030)	14,892,159
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.4%
23,127	Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A, 1.08% (1-Month USD Libor+90 basis points), 9/15/2035[1,2,4]	22,251
85,314	Bellemeade Re Ltd. Series 2018-2A, Class M1B, 1.53% (1-Month USD Libor+135 basis points), 8/25/2028[1,2,4]	84,799
315,906	CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class C, 1.23% (1-Month USD Libor+105 basis points), 7/15/2032[2,4]	309,840
236,027	CGMS Commercial Mortgage Trust Series 2017-MDRB, Class A, 1.29% (1-Month USD Libor+110 basis points), 7/15/2030[2,4]	224,226
	Citigroup Commercial Mortgage Trust

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$400,000	Series 2013-375P, Class D, 3.64%, 5/10/2035[2,3]	$389,214
90,000	Series 2016-P6, Class C, 4.42%, 12/10/2049[1,3]	75,013
	FREMF Mortgage Trust
65,000	Series 2015-K44, Class B, 3.81%, 1/25/2048[1,2,3]	69,192
150,000	Series 2015-K45, Class B, 3.71%, 4/25/2048[1,2,3]	159,165
	MSBAM Commercial Mortgage Securities Trust
290,000	Series 2012-CKSV, Class C, 4.43%, 10/15/2030[1,2,3]	269,944
732,000	Series 2012-CKSV, Class D, 4.43%, 10/15/2030[1,2,3]	618,385
352,800	MSDB Trust Series 2017-712F, Class C, 3.75%, 7/11/2039[2,3]	355,563
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $2,636,037)	2,577,592
	CORPORATE BONDS — 80.3%
	COMMUNICATIONS — 8.4%
	AT&T, Inc.
750,000	4.75%, 5/15/2046[1]	899,130
770,000	5.15%, 2/15/2050[1]	987,356
1,145,000	3.65%, 6/1/2051[1]	1,198,839
865,000	CCO Holdings LLC / CCO Holdings Capital Corp. 4.50%, 8/15/2030[1,2]	882,300
1,223,000	Charter Communications Operating LLC / Charter Communications Operating Capital 5.75%, 4/1/2048[1]	1,522,450
	Comcast Corp.
92,000	4.15%, 10/15/2028[1]	110,287
107,000	4.70%, 10/15/2048[1]	143,907
600,000	Cox Enterprises, Inc. 7.37%, 7/15/2027[2]	777,902
	CSC Holdings LLC
250,000	7.50%, 4/1/2028[1,2]	272,813
423,000	6.50%, 2/1/2029[1,2]	462,656
349,000	4.13%, 12/1/2030[1,2]	345,946
64,000	Time Warner Cable LLC 6.55%, 5/1/2037	84,195
685,000	T-Mobile USA, Inc. 3.50%, 4/15/2025[1,2]	745,547
	Verizon Communications, Inc.
850,000	4.81%, 3/15/2039	1,110,335
329,000	4.67%, 3/15/2055	447,236
	ViacomCBS, Inc.
488,000	4.20%, 5/19/2032[1]	548,704
83,000	6.87%, 4/30/2036	112,481
200,000	Virgin Media Finance PLC 5.00%, 7/15/2030[1,2,6]	195,542
1,440,000	Vodafone Group PLC 4.88%, 6/19/2049[6]	1,815,234

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$350,000	VTR Comunicaciones S.p.A. 5.13%, 1/15/2028[1,2,6]	$357,175
800,000	VTR Finance B.V. 6.87%, 1/15/2024[1,2,6]	818,336
350,000	VTR Finance N.V. 6.38%, 7/15/2028[1,2,6]	359,195
	Walt Disney Co.
781,000	2.20%, 1/13/2028	815,387
414,000	3.60%, 1/13/2051[1]	461,172
		15,474,125
	CONSUMER DISCRETIONARY — 7.0%
71,390	American Airlines 2013-2 Class B Pass-Through Trust 5.60%, 1/15/2022[2]	71,400
228,470	American Airlines 2017-1 Class AA Pass-Through Trust 3.65%, 8/15/2030	218,777
371,862	American Airlines 2017-2 Class AA Pass-Through Trust 3.35%, 4/15/2031	348,602
437,164	American Airlines 2019-1 Class AA Pass-Through Trust 3.15%, 8/15/2033	402,253
410,000	ERAC USA Finance LLC 4.50%, 2/15/2045[1,2]	413,031
	Ford Motor Co.
630,000	8.50%, 4/21/2023	666,225
230,000	9.00%, 4/22/2025[1]	248,906
	Ford Motor Credit Co. LLC
575,000	2.34%, 11/2/2020	570,687
700,000	5.09%, 1/7/2021	699,335
400,000	5.87%, 8/2/2021	403,880
739,000	4.54%, 8/1/2026[1]	700,202
	General Motors Financial Co., Inc.
1,226,000	1.60% (3-Month USD Libor+110 basis points), 11/6/2021[4]	1,213,186
797,000	3.60%, 6/21/2030[1]	775,691
277,000	Hanesbrands, Inc. 5.37%, 5/15/2025[1,2]	280,116
989,000	Las Vegas Sands Corp. 3.90%, 8/8/2029[1]	975,644
	Marriott International, Inc.
337,000	5.75%, 5/1/2025[1]	366,102
276,000	4.63%, 6/15/2030[1]	286,382
	McDonald's Corp.
655,000	2.13%, 3/1/2030[1]	671,594
250,000	4.45%, 3/1/2047[1]	304,213
	Newell Brands, Inc.
72,000	4.88%, 6/1/2025[1]	75,405
275,000	4.70%, 4/1/2026[1]	288,588

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$201,000	Ralph Lauren Corp. 1.70%, 6/15/2022	$204,329
1,034,000	Starbucks Corp. 4.45%, 8/15/2049[1]	1,249,509
154,190	U.S. Airways 2013-1 Class A Pass-Through Trust 3.95%, 5/15/2027	127,550
304,033	United Airlines 2018-1 Class B Pass-Through Trust 4.60%, 9/1/2027	227,780
186,654	United Airlines 2019-1 Class AA Pass-Through Trust 4.15%, 2/25/2033	183,466
609,000	United Airlines 2019-2 Class AA Pass-Through Trust 2.70%, 11/1/2033	549,918
395,000	VF Corp. 2.80%, 4/23/2027[1]	418,139
		12,940,910
	CONSUMER STAPLES — 4.0%
	Altria Group, Inc.
242,000	4.80%, 2/14/2029[1]	282,544
152,000	5.95%, 2/14/2049[1]	199,362
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
480,000	4.70%, 2/1/2036[1]	565,476
617,000	4.90%, 2/1/2046[1]	755,014
363,000	BRF S.A. 4.88%, 1/24/2030[1,2,6]	342,127
935,000	Conagra Brands, Inc. 3.80%, 10/22/2021	971,686
289,000	Costco Wholesale Corp. 1.75%, 4/20/2032[1]	292,833
750,000	Kroger Co. 4.50%, 1/15/2029[1]	916,137
327,000	Mondelez International, Inc. 2.75%, 4/13/2030[1]	351,995
600,000	NBM U.S. Holdings, Inc. 6.62%, 8/6/2029[1,2]	608,820
635,000	Philip Morris International, Inc. 1.50%, 5/1/2025[1]	650,056
204,000	Sysco Corp. 5.95%, 4/1/2030[1]	256,246
	Walgreens Boots Alliance, Inc.
206,000	3.20%, 4/15/2030[1]	212,819
925,000	4.10%, 4/15/2050[1]	932,825
		7,337,940
	ENERGY — 13.1%
309,000	Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.75%, 3/1/2027[1,2]	244,110

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$173,000	Baker Hughes a GE Co. LLC / Baker Hughes Co.-Obligor, Inc. 4.49%, 5/1/2030[1]	$199,711
	CITGO Petroleum Corp.
2,284,000	6.25%, 8/15/2022[1,2]	2,269,771
772,000	7.00%, 6/15/2025[1,2]	772,965
1,260,000	CVR Energy, Inc. 5.75%, 2/15/2028[1,2]	1,102,500
325,000	Ecopetrol S.A. 6.87%, 4/29/2030[1,6]	372,482
180,000	Enbridge, Inc. 6.00% (3-Month USD Libor+389 basis points), 1/15/2077[1,3,6,7]	177,300
500,000	Energy Transfer Operating LP 6.25%, 4/15/2049[1]	530,056
	Enterprise Products Operating LLC
475,000	6.45%, 9/1/2040	630,778
126,000	5.37% (3-Month USD Libor+257 basis points), 2/15/2078[1,3,7]	112,770
	Exxon Mobil Corp.
956,000	4.23%, 3/19/2040[1]	1,148,213
856,000	3.45%, 4/15/2051[1]	947,960
733,000	Global Partners LP / GLP Finance Corp. 7.00%, 8/1/2027[1]	678,025
129,000	Holly Energy Partners LP / Holly Energy Finance Corp. 5.00%, 2/1/2028[1,2]	122,873
	Kinder Morgan, Inc.
410,000	8.05%, 10/15/2030	540,094
600,000	5.55%, 6/1/2045[1]	732,418
	Marathon Petroleum Corp.
1,298,000	4.70%, 5/1/2025[1]	1,453,058
307,000	4.75%, 9/15/2044[1]	320,035
345,000	5.85%, 12/15/2045[1]	362,405
	MPLX LP
515,000	4.87%, 6/1/2025[1]	574,884
641,000	4.25%, 12/1/2027[1]	694,951
249,000	5.50%, 2/15/2049[1]	275,948
408,000	4.90%, 4/15/2058[1]	409,853
	NGPL PipeCo LLC
820,000	4.88%, 8/15/2027[1,2]	901,115
737,000	7.77%, 12/15/2037[2]	899,506
790,000	Noble Energy, Inc. 4.95%, 8/15/2047[1]	705,024
282,000	ONEOK, Inc. 5.85%, 1/15/2026[1]	321,864
688,000	Parkland Fuel Corp. 5.87%, 7/15/2027[1,2,6]	713,800
301,000	PBF Holding Co. LLC / PBF Finance Corp. 6.00%, 2/15/2028[1,2]	249,830

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
	Petroleos Mexicanos
$225,000	6.50%, 1/23/2029[6]	$196,256
304,000	5.95%, 1/28/2031[1,2,6]	250,846
492,000	6.35%, 2/12/2048[6]	365,384
136,000	6.95%, 1/28/2060[1,2,6]	104,549
275,000	Phillips 66 3.85%, 4/9/2025[1]	304,814
	Plains All American Pipeline LP / PAA Finance Corp.
250,000	4.50%, 12/15/2026[1]	262,167
315,000	3.80%, 9/15/2030[1]	308,630
275,000	Sunoco Logistics Partners Operations LP 5.40%, 10/1/2047[1]	275,141
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
385,000	5.00%, 1/15/2028[1]	362,046
809,000	5.50%, 3/1/2030[1,2]	781,187
1,429,000	Total Capital International S.A. 3.13%, 5/29/2050[1,6]	1,466,110
290,000	Transcontinental Gas Pipe Line Co. LLC 3.95%, 5/15/2050[1,2]	308,997
800,000	Williams Cos., Inc. 4.90%, 1/15/2045[1]	846,119
		24,296,545
	FINANCIALS — 19.5%
442,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.50%, 7/15/2025[1,6]	463,439
175,000	Allstate Corp. 6.50% (3-Month USD Libor+212 basis points), 5/15/2067[1,3,7]	212,165
990,000	American Express Co. 3.40%, 2/22/2024[1]	1,076,800
802,000	American International Group, Inc. 8.17% (3-Month USD Libor+420 basis points), 5/15/2058[1,3,7]	1,022,550
1,000,000	American Tower Corp. 2.75%, 1/15/2027[1]	1,073,970
	Bank of America Corp.
225,000	4.10%, 7/24/2023	247,077
1,174,000	3.37% (3-Month USD Libor+81 basis points), 1/23/2026[1,3,7]	1,282,235
200,000	4.18%, 11/25/2027[1]	228,892
1,000,000	3.97% (3-Month USD Libor+121 basis points), 2/7/2030[1,3,7]	1,164,334
200,000	5.87%, 2/7/2042	298,368
329,000	Barclays Bank PLC 1.77% (3-Month USD Libor+46 basis points), 1/11/2021[1,4,6]	329,649
660,000	Berkshire Hathaway Finance Corp. 4.20%, 8/15/2048[1]	843,627
292,000	Brighthouse Financial, Inc. 5.62%, 5/15/2030[1]	324,119

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
	Citigroup, Inc.
$685,000	3.50%, 5/15/2023	$729,841
804,000	5.30%, 5/6/2044	1,066,570
451,000	Credit Agricole S.A. 4.00% (USD SWAP SEMI 30/360 5Y+164 basis points), 1/10/2033[1,2,3,6,8]	496,555
697,000	Credit Suisse Group A.G. 2.59% (SOFR Rate+156 basis points), 9/11/2025[1,2,3,6,7]	720,822
351,000	Danske Bank A/S 5.00% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year+173 basis points), 1/12/2023[1,2,3,6]	368,656
1,050,000	Farmers Insurance Exchange 4.75% (3-Month USD Libor+323 basis points), 11/1/2057[1,2,3,7]	1,060,225
852,000	Fifth Third Bancorp 2.38%, 1/28/2025[1]	899,157
717,000	Fiserv, Inc. 3.50%, 7/1/2029[1]	805,995
	Goldman Sachs Group, Inc.
209,000	5.95%, 1/15/2027	258,926
790,000	2.64% (3-Month USD Libor+175 basis points), 10/28/2027[1,4]	800,670
250,000	6.75%, 10/1/2037	363,966
502,000	Harborwalk Funding Trust 5.08% (3-Month USD Libor+319 basis points), 2/15/2069[1,2,3,7]	612,979
232,000	High Street Funding Trust II 4.68%, 2/15/2048[1,2]	271,334
395,000	HSBC Capital Funding Dollar 1 LP 10.18% (3-Month USD Libor+498 basis points), 12/29/2049[1,2,3,6,7,9,10]	624,100
224,000	HSBC Holdings PLC 4.95%, 3/31/2030[6]	269,150
789,000	ING Groep N.V. 3.55%, 4/9/2024[6]	859,148
	Iron Mountain, Inc.
46,000	5.00%, 7/15/2028[1,2]	45,066
320,000	4.88%, 9/15/2029[1,2]	311,200
449,000	5.25%, 7/15/2030[1,2]	442,265
1,230,000	JPMorgan Chase & Co. 4.63% (3-Month USD Libor+258 basis points), 5/1/2166[1,3,7,9,10]	1,155,216
487,000	Lincoln National Corp. 3.80%, 3/1/2028[1]	539,975
236,000	Massachusetts Mutual Life Insurance Co. 4.90%, 4/1/2077[2]	305,001
100,000	Mastercard, Inc. 3.85%, 3/26/2050[1]	124,399
	MetLife, Inc.
500,000	9.25%, 4/8/2038[1,2]	698,750
333,000	10.75%, 8/1/2039[1]	513,586
1,150,000	6.40%, 12/15/2066[1]	1,357,379

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$635,000	Mitsubishi UFJ Financial Group, Inc. 2.67%, 7/25/2022[6]	$660,044
773,000	Mizuho Financial Group, Inc. 2.02% (3-Month USD Libor+84 basis points), 7/16/2023[1,4,6]	771,855
	Morgan Stanley
850,000	4.87%, 11/1/2022	924,344
100,000	2.42% (3-Month USD Libor+140 basis points), 10/24/2023[1,4]	10[1,2]11
150,000	5.00%, 11/24/2025	175,187
300,000	4.35%, 9/8/2026	345,924
500,000	3.95%, 4/23/2027	562,740
1,045,000	New York Life Global Funding 2.88%, 4/10/2024[2]	1,126,334
231,000	Nuveen LLC 4.00%, 11/1/2028[1,2]	273,158
	PNC Financial Services Group, Inc.
369,000	3.45%, 4/23/2029[1]	424,264
379,000	5.00% (3-Month USD Libor+330 basis points), 12/29/2049[1,3,7,9,10]	384,496
845,000	Principal Financial Group, Inc. 3.44% (3-Month USD Libor+304 basis points), 5/15/2055[1,3,7]	757,289
	Prudential Financial, Inc.
750,000	5.87% (3-Month USD Libor+418 basis points), 9/15/2042[1,3,7]	798,300
573,000	5.62% (3-Month USD Libor+392 basis points), 6/15/2043[1,3,7]	609,672
447,000	5.70% (3-Month USD Libor+267 basis points), 9/15/2048[1,3,7]	500,977
100,000	SAFG Retirement Services, Inc. 8.12%, 4/28/2023	114,736
532,000	Scentre Group Trust 1 / Scentre Group Trust 2 4.38%, 5/28/2030[1,2,6]	585,044
1,232,000	Truist Financial Corp. 4.80% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+300 basis points), 3/1/2168[1,3,8,9,10]	1,134,771
250,000	UBS A.G. 7.62%, 8/17/2022[6]	278,776
	Wells Fargo & Co.
350,000	4.48%, 1/16/2024	388,353
600,000	3.00%, 2/19/2025	647,773
250,000	5.87% (3-Month USD Libor+399 basis points), 12/29/2049[1,3,7,9,10]	259,843
		36,093,247
	GOVERNMENTS — 1.0%
527,000	Mexico Government International Bond 5.00%, 4/27/2051[1,6]	567,843
1,000,000	Saudi Government International Bond 5.25%, 1/16/2050[2,6]	1,284,832
		1,852,675

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	HEALTH CARE — 3.7%
$561,000	AbbVie, Inc. 4.05%, 11/21/2039[1,2]	$656,067
426,000	Alcon Finance Corp. 2.60%, 5/27/2030[1,2]	436,686
	Bausch Health Cos., Inc.
56,000	6.25%, 2/15/2029[1,2,6]	56,280
62,000	5.25%, 1/30/2030[1,2,6]	58,822
	CVS Health Corp.
1,237,000	4.30%, 3/25/2028[1]	1,446,757
1,164,000	3.25%, 8/15/2029[1]	1,286,079
287,000	4.25%, 4/1/2050[1]	342,950
	Takeda Pharmaceutical Co., Ltd.
1,222,000	5.00%, 11/26/2028[1,6]	1,513,868
545,000	3.18%, 7/9/2050[1,6]	543,232
78,000	Tenet Healthcare Corp. 4.63%, 6/15/2028[1,2]	75,988
400,000	Teva Pharmaceutical Finance Netherlands III B.V. 7.12%, 1/31/2025[1,2,6]	425,796
		6,842,525
	INDUSTRIALS — 3.9%
	Ashtead Capital, Inc.
422,000	4.00%, 5/1/2028[1,2]	419,890
200,000	4.25%, 11/1/2029[1,2]	200,000
	Boeing Co.
1,231,000	4.87%, 5/1/2025[1]	1,341,549
1,380,000	5.80%, 5/1/2050[1]	1,629,761
660,000	Carrier Global Corp. 2.72%, 2/15/2030[1,2]	662,866
351,000	Caterpillar, Inc. 3.25%, 4/9/2050[1]	391,273
	General Electric Co.
409,000	3.63%, 5/1/2030[1]	409,463
59,000	4.13%, 10/9/2042	56,330
498,000	4.35%, 5/1/2050[1]	492,524
100,000	Heathrow Funding Ltd. 4.87%, 7/15/2023[2,6]	102,008
	Penske Truck Leasing Co. Lp / PTL Finance Corp.
294,000	3.65%, 7/29/2021[1,2]	300,919
595,000	2.70%, 11/1/2024[1,2]	612,149
336,000	Ryder System, Inc. 3.50%, 6/1/2021	343,297
50,000	Sydney Airport Finance Co. Pty Ltd. 3.38%, 4/30/2025[1,2,6]	51,596

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	INDUSTRIALS (Continued)
$200,000	Union Pacific Corp. 3.84%, 3/20/2060[1]	$231,126
		7,244,751
	MATERIALS — 5.5%
782,000	3M Co. 4.00%, 9/14/2048[1]	969,232
150,000	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. 4.75%, 6/15/2027[1,2,6]	150,780
2,884,000	BHP Billiton Finance USA Ltd. 6.75% (USD SWAP SEMI 30/360 5Y+509 basis points), 10/19/2075[1,2,3,6,8]	3,330,155
	Braskem Netherlands Finance B.V.
980,000	4.50%, 1/31/2030[2,6]	896,700
726,000	5.88%, 1/31/2050[2,6]	638,880
	Celulosa Arauco y Constitucion S.A.
400,000	4.20%, 1/29/2030[1,2,6]	407,500
401,000	5.50%, 4/30/2049[1,2,6]	410,023
200,000	Cemex S.A.B. de C.V. 7.37%, 6/5/2027[1,2,6]	203,200
627,000	Inversiones CMPC S.A. 3.85%, 1/13/2030[1,2,6]	639,853
104,000	Newcrest Finance Pty Ltd. 3.25%, 5/13/2030[1,2,6]	111,707
722,000	Newmont Corp. 2.25%, 10/1/2030[1]	731,720
	Steel Dynamics, Inc.
327,000	2.80%, 12/15/2024[1]	340,313
299,000	3.45%, 4/15/2030[1]	312,566
267,000	3.25%, 1/15/2031[1]	272,326
381,000	Vale Overseas, Ltd. 6.87%, 11/21/2036[6]	497,776
148,000	Westlake Chemical Corp. 3.38%, 6/15/2030[1]	151,045
		10,063,776
	TECHNOLOGY — 4.7%
	Broadcom, Inc.
1,125,000	4.25%, 4/15/2026[1,2]	1,252,018
1,280,000	4.75%, 4/15/2029[1,2]	1,452,973
	Dell International LLC / EMC Corp.
226,000	5.85%, 7/15/2025[1,2]	259,719
624,000	8.35%, 7/15/2046[1,2]	832,284
374,000	Lam Research Corp. 1.90%, 6/15/2030[1]	382,284
151,000	Microsoft Corp. 2.68%, 6/1/2060[1]	157,090

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
$527,000	NVIDIA Corp. 3.50%, 4/1/2050[1]	$602,127
775,000	NXP B.V. / NXP Funding LLC 3.88%, 9/1/2022[2,6]	819,280
526,000	NXP B.V. / NXP Funding LLC / NXP USA, Inc. 4.30%, 6/18/2029[1,2,6]	596,827
	Oracle Corp.
500,000	3.85%, 7/15/2036[1]	583,471
1,560,000	3.60%, 4/1/2040[1]	1,770,740
24,000	Presidio Holdings, Inc. 4.87%, 2/1/2027[1,2]	23,460
		8,732,273
	UTILITIES — 9.5%
650,000	AES Gener S.A. 6.35% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+492 basis points), 10/7/2079[1,2,3,6,8]	649,187
789,000	Arizona Public Service Co. 4.25%, 3/1/2049[1]	925,537
	Black Hills Corp.
170,000	3.95%, 1/15/2026[1]	186,887
1,676,000	3.88%, 10/15/2049[1]	1,790,474
675,000	Cleveland Electric Illuminating Co. 3.50%, 4/1/2028[1,2]	739,403
363,000	Consumers Energy Co. 2.50%, 5/1/2060[1]	349,202
560,000	DTE Energy Co. 3.40%, 6/15/2029[1]	604,941
429,000	Duke Energy Carolinas LLC 3.95%, 11/15/2028[1]	510,084
	Edison International
508,000	2.40%, 9/15/2022[1]	514,436
393,000	3.55%, 11/15/2024[1]	414,186
225,000	4.95%, 4/15/2025[1]	246,562
526,000	Enel Finance International N.V. 4.63%, 9/14/2025[2,6]	599,025
252,000	Entergy Corp. 2.80%, 6/15/2030[1]	266,299
230,000	Evergy Metro, Inc. 4.20%, 6/15/2047[1]	279,206
248,000	Exelon Corp. 3.40%, 4/15/2026[1]	276,175
	FirstEnergy Corp.
200,000	7.37%, 11/15/2031	292,093
735,000	4.85%, 7/15/2047[1]	931,432

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	UTILITIES (Continued)
$664,000	Florida Power & Light Co. 3.99%, 3/1/2049[1]	$853,363
307,000	IPALCO Enterprises, Inc. 4.25%, 5/1/2030[1,2]	332,597
354,000	Metropolitan Edison Co. 4.30%, 1/15/2029[1,2]	413,816
1,000,000	MidAmerican Energy Co. 4.25%, 7/15/2049[1]	1,289,964
	NiSource, Inc.
218,000	3.60%, 5/1/2030[1]	249,700
277,000	5.65% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year+284 basis points), 6/15/2167[1,3,8,9,10]	264,535
1,017,000	Northern States Power Co. 2.60%, 6/1/2051[1]	1,034,788
	Pacific Gas and Electric Co.
305,000	2.10%, 8/1/2027[1]	301,843
481,000	3.50%, 8/1/2050[1]	464,877
535,000	Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029[1]	609,991
477,000	Rochester Gas & Electric Corp. 3.10%, 6/1/2027[1,2]	518,781
	Southern Co. Gas Capital Corp.
426,000	5.87%, 3/15/2041[1]	565,676
121,000	3.95%, 10/1/2046[1]	133,552
822,000	4.40%, 5/30/2047[1]	976,187
		17,584,799
	TOTAL CORPORATE BONDS
	(Cost $140,187,759)	148,463,566
	MUNICIPAL BONDS — 1.0%
1,055,000	State of California 7.55%, 4/1/2039	1,878,628
	TOTAL MUNICIPAL BONDS
	(Cost $1,576,911)	1,878,628
	U.S. GOVERNMENT AND AGENCIES — 7.6%
30,781	Fannie Mae Pool 6.00%, 7/1/2040	36,418
	United States Treasury Bond
3,154,700	3.12%, 2/15/2042	4,281,890
245,400	2.00%, 2/15/2050	281,040
203,000	1.25%, 5/15/2050	195,047
3,400,000	United States Treasury Floating Rate Note 0.37% (U.S. Treasury 3 Month Bill Money Market Yield), 7/31/2021[4]	3,406,521
	United States Treasury Note
280,000	0.38%, 4/30/2025	281,269

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

Principal Amount		Value
	U.S. GOVERNMENT AND AGENCIES (Continued)
910,600	0.25%, 5/31/2025	$909,497
664,000	0.25%, 6/30/2025	662,703
545,000	0.50%, 4/30/2027	545,809
1,297,800	1.50%, 2/15/2030	1,402,943
2,120,300	0.63%, 5/15/2030	2,114,420
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $14,046,791)	14,117,557

Number of Shares
	PREFERRED STOCKS — 0.2%
	FINANCIALS — 0.2%
2,800	CoBank ACB 6.25% (3-Month USD Libor+456 basis points), 10/1/2022[1,3,9,10]	288,400
	TOTAL PREFERRED STOCKS
	(Cost $299,688)	288,400
	SHORT-TERM INVESTMENTS — 1.2%
2,267,451	Federated Treasury Obligations Fund - Institutional Class 0.08%[11]	2,267,451
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,267,451)	2,267,451
	TOTAL INVESTMENTS — 99.8%
	(Cost $176,626,667)	184,485,353
	Other Assets in Excess of Liabilities — 0.2%	362,982
	TOTAL NET ASSETS — 100.0%	$184,848,335

LLC – Limited Liability Company

PLC – Public Limited Company

LP – Limited Partnership

[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $61,136,174, which represents 33.1% of total net assets of the Fund.
[3]	Variable rate security.
[4]	Floating rate security.
[5]	Step rate security.
[6]	Foreign security denominated in U.S. Dollars.
[7]	Fixed to float security. Fixed rate indicated is the rate effective at June 30, 2020. Security may convert at a future date to a floating rate or referenced rate and spread.
[8]	Fixed to variable security. Fixed rate indicated is the rate effective at June 30, 2020. Security may convert at a future date to a variable rate of referenced rate and spread.
[9]	Interest-only security.
[10]	Perpetual security. Date shown is next call date.

[11]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2020

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Notional Value	Value at June 30, 2020	Unrealized Appreciation (Depreciation)
Interest Rate Futures
46	10-Year U.S. Treasury Note	September 2020	$6,377,729	$6,401,907	$24,178
(106)	5-Year U.S. Treasury Note	September 2020	(13,290,467)	(13,328,673)	(38,206)
25	U.S. Treasury Long Bond	September 2020	4,427,100	4,464,063	36,963
(7)	Ultra 10-Year U.S. Treasury Note	September 2020	(1,089,827)	(1,102,391)	(12,564)
(5)	Ultra Long-Term U.S. Treasury Bond	September 2020	(1,083,018)	(1,090,782)	(7,764)

TOTAL FUTURES CONTRACTS			$(4,658,483)	$(4,655,876)	$2,607

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

SUMMARY OF INVESTMENTS

As of June 30, 2020

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financials	19.5%
Energy	13.1%
Utilities	9.5%
Communications	8.4%
Consumer Discretionary	7.0%
Materials	5.5%
Technology	4.7%
Consumer Staples	4.0%
Industrials	3.9%
Health Care	3.7%
Governments	1.0%
Total Corporate Bonds	80.3%
Asset-Backed Securities	8.1%
U.S. Government and Agencies	7.6%
Commercial Mortgage-Backed Securities	1.4%
Municipal Bonds	1.0%
Preferred Stocks
Financials	0.2%
Short-Term Investments	1.2%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2020

Assets:
Investments, at value (cost $176,626,667)	$184,485,353
Cash deposited with broker for futures contracts	126,831
Receivables:
Investment securities sold	1,436,553
Fund shares sold	346,728
Unrealized appreciation on open futures contracts	61,141
Dividends and interest	1,763,772
Prepaid expenses	39,820
Total assets	188,260,198

Liabilities:
Payables:
Investment securities purchased	3,158,533
Fund shares redeemed	48,258
Unrealized depreciation on open futures contracts	58,534
Advisory fees	41,546
Shareholder servicing fees (Note 7)	8,903
Distribution fees - Class A & C (Note 8)	5,611
Fund accounting and administration fees	24,330
Transfer agent fees and expenses	18,229
Custody fees	5,296
Auditing fees	20,399
Trustees' deferred compensation (Note 3)	4,376
Chief Compliance Officer fees	3,015
Trustees' fees and expenses	253
Accrued other expenses	14,580
Total liabilities	3,411,863

Net Assets	$184,848,335

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$175,985,210
Total distributable earnings	8,863,125
Net Assets	$184,848,335

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$10,088,253
Number of shares issued and outstanding	927,798
Net asset value per share[1]	$10.87
Maximum sales charge (3.00% of offering price)[2]	0.34
Maximum offering price to public	$11.21

Class C Shares:
Net assets applicable to shares outstanding	$4,481,201
Number of shares issued and outstanding	412,750
Net asset value per share[3]	$10.86

Class I Shares:
Net assets applicable to shares outstanding	$170,278,190
Number of shares issued and outstanding	15,645,326
Net asset value per share	$10.88

Class Y Shares:
Net assets applicable to shares outstanding	$691
Number of shares issued and outstanding	64
Net asset value per share[4]	$10.87

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

STATEMENT OF ASSETS AND LIABILITIES - Continued

As of June 30, 2020

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.
[4]	Net asset value is calculated based on unrounded net assets and shares outstanding.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2020

Investment income:
Dividends (net of foreign withholding taxes of $480)	$17,020
Interest	5,805,458
Total investment income	5,822,478

Expenses:
Advisory fees	590,640
Shareholder servicing fees - Class A (Note 7)	7,611
Shareholder servicing fees - Class C (Note 7)	2,597
Shareholder servicing fees - Class I (Note 7)	63,979
Distribution fees - Class A (Note 8)	21,159
Distribution fees - Class C (Note 8)	43,311
Fund accounting and administration fees	161,289
Transfer agent fees and expenses	74,933
Custody fees	33,165
Registration fees	61,968
Shareholder reporting fees	23,799
Auditing fees	19,770
Miscellaneous	18,216
Chief Compliance Officer fees	16,582
Trustees' fees and expenses	10,791
Insurance fees	1,614
Legal fees	173
Total expenses	1,151,597
Advisory fees waived	(235,782)
Net expenses	915,815
Net investment income	4,906,663

Realized and Unrealized Gain:
Net realized gain on:
Investments	842,807
Futures contracts	623,129
Net realized gain	1,465,936
Net change in unrealized appreciation/depreciation on:
Investments	3,761,376
Futures contracts	29,606
Net change in unrealized appreciation/depreciation	3,790,982
Net realized and unrealized gain	5,256,918

Net Increase in Net Assets from Operations	$10,163,581

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$4,906,663	$3,325,444
Net realized gain (loss) on investments and futures contracts	1,465,936	(108,595)
Net change in unrealized appreciation/depreciation on investments and futures contracts	3,790,982	6,422,760
Net increase in net assets resulting from operations	10,163,581	9,639,609

Distributions to Shareholders:
Distributions:
Class A	(238,074)	(231,665)
Class C	(91,593)	(83,419)
Class I	(4,417,613)	(2,982,717)
Class Y	(21)	(22)
Total distributions to shareholders	(4,747,301)	(3,297,823)

Capital Transactions:
Net proceeds from shares sold:
Class A	4,648,019	5,227,138
Class C	1,771,660	1,830,879
Class I	144,054,499	80,194,751
Reinvestment of distributions:
Class A	215,003	205,415
Class C	89,450	81,863
Class I	4,330,451	2,958,453
Class Y	21	22
Cost of shares redeemed:
Class A1	(3,219,781)	(9,208,332)
Class C2	(1,158,094)	(1,640,114)
Class I3	(90,159,582)	(51,469,899)
Net increase in net assets from capital transactions	60,571,646	28,180,176

Total increase in net assets	65,987,926	34,521,962

Net Assets:
Beginning of period	118,860,409	84,338,447
End of period	$184,848,335	$118,860,409
Capital Share Transactions:
Shares sold:
Class A	436,905	538,301
Class C	168,545	185,192
Class I	13,634,435	8,100,484
Shares reinvested:
Class A	20,488	20,980
Class C	8,531	8,363
Class I	412,003	301,641
Class Y	2	2
Shares redeemed:
Class A	(307,294)	(942,836)
Class C	(115,488)	(166,887)
Class I	(8,731,784)	(5,196,867)
Net increase in capital share transactions	5,526,343	2,848,373

[1]	Net of redemption fee proceeds of $1,080 and $3,632, respectively.
[2]	Net of redemption fee proceeds of $0 and $79, respectively.
[3]	Net of redemption fee proceeds of $16,058 and $33, respectively.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.36	$9.78	$10.16	$10.10	$9.80
Income from Investment Operations:
Net investment income[1]	0.31	0.34	0.31	0.29	0.30
Net realized and unrealized gain (loss)	0.50	0.57	(0.38)	0.04	0.28
Total from investment operations	0.81	0.91	(0.07)	0.33	0.58

Less Distributions:
From net investment income	(0.30)	(0.34)	(0.31)	(0.28)	(0.28)
Total distributions	(0.30)	(0.34)	(0.31)	(0.28)	(0.28)

Redemption fee proceeds[1]	- [2]	0.01	- [2]	0.01	-

Net asset value, end of period	$10.87	$10.36	$9.78	$10.16	$10.10

Total return[3]	7.97%	9.65%	(0.78)%	3.45%	6.10%

Ratios and Supplemental Data:
Net assets, end of period	$10,088,253	$8,059,594	$11,354,169	$10,892,130	$2,074,780

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.99%	1.17%	1.37%	1.51%	1.70%
After fees waived and expenses absorbed	0.84%	0.84%	0.87%[4]	0.99%	0.99%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.75%	3.09%	2.62%	2.35%	2.41%
After fees waived and expenses absorbed	2.90%	3.42%	3.12%	2.87%	3.12%

Portfolio turnover rate	121%	155%	64%	68%	45%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 3.00% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included, total returns would be lower.
[4]	Effective October 20, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.85% of average daily net assets of Class A shares of the Fund. Prior to October 20, 2017, the annual operating expense limit was 0.99%.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.35	$9.77	$10.15	$10.10	$9.79
Income from Investment Operations:
Net investment income[1]	0.23	0.27	0.24	0.21	0.23
Net realized and unrealized gain (loss)	0.51	0.58	(0.39)	0.04	0.29
Total from investment operations	0.74	0.85	(0.15)	0.25	0.52

Less Distributions:
From net investment income	(0.23)	(0.27)	(0.23)	(0.21)	(0.21)
Total distributions	(0.23)	(0.27)	(0.23)	(0.21)	(0.21)

Redemption fee proceeds[1]	-	- [2]	- [2]	0.01	-

Net asset value, end of period	$10.86	$10.35	$9.77	$10.15	$10.10

Total return[3]	7.21%	8.87%	(1.51)%	2.62%	5.47%

Ratios and Supplemental Data:
Net assets, end of period	$4,481,201	$3,634,082	$3,171,318	$2,389,241	$676,168

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.71%	1.89%	2.10%	2.26%	2.45%
After fees waived and expenses absorbed	1.56%	1.56%	1.60%[4]	1.74%	1.74%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.03%	2.37%	1.88%	1.60%	1.66%
After fees waived and expenses absorbed	2.18%	2.70%	2.38%	2.12%	2.37%

Portfolio turnover rate	121%	155%	64%	68%	45%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.
[4]	Effective October 20, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as such as litigation expenses) do not exceed 1.60% of average daily net assets of the Class C shares of the Fund. Prior to October 20, 2017, the annual operating expense limit was 1.74%.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.37	$9.80	$10.17	$10.12	$9.79
Income from Investment Operations:
Net investment income[1]	0.34	0.37	0.34	0.31	0.33
Net realized and unrealized gain (loss)	0.50	0.57	(0.39)	0.05	0.29
Total from investment operations	0.84	0.94	(0.05)	0.36	0.62

Less Distributions:
From net investment income	(0.33)	(0.37)	(0.33)	(0.31)	(0.30)
Total distributions	(0.33)	(0.37)	(0.33)	(0.31)	(0.30)

Redemption fee proceeds[1]	- [2]	- [2]	0.01	- [2]	0.01

Net asset value, end of period	$10.88	$10.37	$9.80	$10.17	$10.12

Total return[3]	8.29%	9.87%	(0.43)%	3.59%	6.65%

Ratios and Supplemental Data:
Net assets, end of period	$170,278,190	$107,166,095	$69,812,380	$44,349,708	$31,674,766

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.69%	0.86%	1.09%	1.26%	1.45%
After fees waived and expenses absorbed	0.54%	0.53%	0.59%[4]	0.74%	0.74%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.05%	3.40%	2.90%	2.60%	2.66%
After fees waived and expenses absorbed	3.20%	3.73%	3.40%	3.12%	3.37%

Portfolio turnover rate	121%	155%	64%	68%	45%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective October 20, 2017 the Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.60% of average daily net assets of Class I shares of the Fund. Prior to October 20, 2017, the annual operating expense limit was 0.74%.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

FINANCIAL HIGHLIGHTS

Class Y

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,		For the Period October 31, 2017* through
	2020	2019	June 30, 2018
Net asset value, beginning of period	$10.36	$9.79	$10.23
Income from Investment Operations:
Net investment income[1]	0.34	0.37	0.24
Net realized and unrealized gain (loss)	0.51	0.57	(0.48)
Total from investment operations	0.85	0.94	(0.24)

Less Distributions:
From net investment income	(0.34)	(0.37)	(0.20)
Total distributions	(0.34)	(0.37)	(0.20)

Net asset value, end of period	$10.87	$10.36	$9.79

Total return[2]	8.34%	9.91%	(2.35)%[3]

Ratios and Supplemental Data:
Net assets, end of period	$691	$638	$580

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.65%	0.83%	1.00%[4]
After fees waived and expenses absorbed	0.50%	0.50%	0.50%[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.10%	3.43%	3.08%[4]
After fees waived and expenses absorbed	3.25%	3.76%	3.58%[4]

Portfolio turnover rate	121%	155%	64%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the year.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2020

Note 1 – Organization

AAM/Insight Select Income Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek current income. The Fund currently offers four classes of shares: Class A, Class C, Class I and Class Y. The Fund’s Class A, Class C and Class I shares commenced investment operations on April 19, 2013. The Fund’s Class Y shares commenced investment operations on October 31, 2017.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Stock Index Futures

The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and a Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate the futures transaction. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

(c) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Preferred Stock Risk.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

In conjunction with the use of futures contracts, the Fund may be required to maintain collateral in various forms. At June 30, 2020, such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of futures contracts, the Fund, when appropriate, utilize a segregated margin deposit account with the counterparty. At June 30, 2020, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(f) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended June 30, 2017-2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

(h) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.38% of the Fund’s average daily net assets. The Advisor has engaged Insight North America LLC (the “Sub-Advisor”) to manage the Fund and pay the Sub-Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.85%, 1.60%, 0.60% and 0.50% of the average daily net assets of the Fund's Class A, Class C, Class I and Class Y Shares, respectively. This agreement is in effect until October 31, 2029, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended June 30, 2020, the Advisor waived its fees totaling $235,782 for the Fund. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which it was waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b)  the expense limitation amount in effect at the time of the reimbursement. At June 30, 2020, the amount of these potentially recoverable expenses was $910,727. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2021	$375,555
2022	299,390
2023	235,782
Total	$910,727

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2020 are reported on the Statement of Operations.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2020, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees’ Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2020, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2020, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$176,648,042

Gross unrealized appreciation	10,511,351
Gross unrealized depreciation	(2,674,040)

Net unrealized appreciation	$7,837,311

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2020, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings (Loss)
Select Income Fund	$338	$(338)

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

As of June 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$820,768
Undistributed long-term capital gains	209,422
Tax accumulated earnings	1,030,190

Accumulated capital and other losses	(4,376)
Unrealized appreciation on investments	7,837,311
Total accumulated earnings	$8,863,125

The tax character of the distributions paid during the fiscal years ended June 30, 2020, and June 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$4,747,301	$3,297,823
Net long-term capital gains	-	-
Total distributions paid	$4,747,301	$3,297,823

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2020 and the year ended June 30, 2019, the Fund received $17,138 and $3,744, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended June 30, 2020, purchases and sales of investments, excluding short-term investments and futures contracts, were $247,795,295 and $184,722,979, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class A shares, Class C shares, and Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Class Y shares do not participate in the Shareholder Servicing Plan.

For the year ended June 30, 2020, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares and Class Y shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2020, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Asset-Backed Securities	$-	$14,892,159	$-	$14,892,159
Commercial Mortgage-Backed Securities	-	2,577,592	-	2,577,592
Corporate Bonds[1]	-	148,463,566	-	148,463,566
Municipal Bonds	-	1,878,628	-	1,878,628
U.S. Government and Agencies	-	14,117,557	-	14,117,557
Preferred Stocks	288,400	-	-	288,400
Short-Term Investments	2,267,451	-	-	2,267,451
Total Investments	2,555,851	181,929,502	-	184,485,353
Other Financial Instruments**
Futures Contracts	61,141	-	-	61,141
Total Assets	$2,616,992	$181,929,502	$-	$184,546,494

Liabilities
Other Financial Instruments**
Futures Contracts	$58,534	$-	$-	$58,534
Total Liabilities	$58,534	$-	$-	$58,534

[1]	For a detailed break-out of corporate bonds by major sector classification, please refer to the Schedules of Investments.

*	The Fund did not hold any Level 3 securities at period end.

**	Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Note 11 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position and performance. The Fund invested in futures contracts during the year ended June 30, 2020.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments, as of June 30, 2020, by risk category are as follows:

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

		Asset Derivatives	Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Value
Interest Rate Contracts	Unrealized appreciation/depreciation on open futures contracts	$61,141	$58,534

The effects of derivative instruments on the Statement of Operations for the year ended June 30, 2020 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments		Total
Interest Rate Contracts	Futures Contracts	$623,129

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments		Total
Interest Rate Contracts	Futures Contracts	$29,606

The quarterly average volumes of derivative instruments as of June 30, 2020 are as follows:

Derivatives not designated as hedging instruments			Total
Interest Rate Contracts	Long Futures Contracts	Notional Amount	$7,680,102
Interest Rate Contracts	Short Futures Contracts	Notional Amount	(6,209,948)

Note 12 – Covid-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund’s, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund’s invests and may lead to losses on your investment in the Fund’s. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2020

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Investment Managers Series Trust
and the Shareholders of the AAM/Insight Select Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/Insight Select Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 31, 2020

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	5	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	5	361 Social Infrastructure Fund, a closed-end investment company; Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	5	361 Social Infrastructure Fund, a closed-end investment company.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	5	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	5	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	5	361 Social Infrastructure Fund, a closed-end investment company.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

d	The Trust is comprised of 52 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/Bahl & Gaynor Income Growth Fund, AAM/HIMCO Short Duration Fund, AAM/HIMCO Global Enhanced Dividend Fund, and AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on March 11-12, 2020, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Insight North America LLC (the “Sub-Advisor”), with respect to the AAM/Insight Select Income Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Bloomberg Barclays U.S. Credit Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Corporate Bond fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2019; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the one-, three-, and five-year periods were above the Peer Group and Fund Universe median returns, the Bloomberg Barclays U.S. Credit Index returns, and the Bloomberg Barclays U.S. Aggregate Bond Index returns.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were the same as the Peer Group median, but higher than the Fund Universe median by 0.04%. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Peer Group, and significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2019, noting that the Investment Advisor had waived a significant portion of its advisory fee for the Fund and did not realize a profit. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Insight North America LLC

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund and noted that it was lower than or in the range of the advisory fees the Sub-Advisor charges to manage a closed-end fund and an open-end fund with the same or similar strategies as the Fund. The Board also noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

AAM/Insight Select Income Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2020 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		1/1/20	6/30/20	1/1/20 – 6/30/20
Class A*	Actual Performance	$1,000.00	$1,036.40	$4.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.69	4.22
Class C*	Actual Performance	1,000.00	1,033.20	7.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.10	7.83
Class I*	Actual Performance	1,000.00	1,037.60	2.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.12	2.78
Class Y*	Actual Performance	1,000.00	1,037.80	2.49
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.42	2.47

*	Expenses are equal to the Fund’s annualized expense ratios of 0.84%, 1.56%, 0.55%, and 0.50% for Class A, Class C, Class I, and class Y shares, respectively, multiplied by the average account values over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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AAM/Insight Select Income Fund

A series of Investment Managers Series Trust

Investment Advisor
Advisors Asset Management, Inc.
18925 Base Camp Road, Suite 203
Monument, Colorado 80132

Sub-Advisor

Insight North America LLC
200 Park Avenue, 7th Floor
New York, New York 10166

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 East Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Insight Select Income Fund - Class A	CPUAX	46141P 883
AAM/Insight Select Income Fund - Class C	CPUCX	46141P 875
AAM/Insight Select Income Fund - Class I	CPUIX	46141P 867
AAM/Insight Select Income Fund - Class Y	CPUYX	46141Q 121

Privacy Principles of the AAM/Insight Select Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Insight Select Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/Insight Select Income Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2020	FYE 06/30/2019
Audit Fees	$17,450	$16,950
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2020	FYE 06/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2020	FYE 06/30/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/08/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/08/2020

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/08/2020